Principal Funds, Inc.
Supplement dated April 12, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019 and March 29, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Management Agreement section, in the third table, replace the line for MidCap Value I with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
MidCap Value I	0.68%	0.66%	0.64%	0.63%	0.62%	0.61%
In the Contractual Limits on Total Annual Fund Operating Expenses section, in the table, add the following line for MidCap Value I:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
MidCap Value I	N/A	N/A	N/A	0.72%	2/28/2021
In the Contractual Limits on Other Expenses section, in the table, replace the line for MidCap Value I with the following:

Contractual Limits on Other Expenses
Fund	R-6	Expiration
MidCap Value I	0.02%	2/28/2021
In the Contractual Management Fee Waivers section, in the table, replace the line for MidCap Value I with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
MidCap Value I	0.020%	2/28/2021